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                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the Commission Only (as Permitted by Rule
       14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                Storage USA, Inc.
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                (Name of Registrant as Specified In Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)  Title of each class of securities to which transaction applies:
     ---------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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                                                      Filed by Storage USA, Inc.
                                                         Pursuant to Rule 14a-12
                                          of the Securities Exchange Act of 1934
                                              Subject Company: Storage USA, Inc.
                                                  Commission File No.: 001-12910

On March 22, 2002, Storage USA sent the following communication to its employees:


                                [GRAPHIC OMITTED]

March 18, 2002


RE:      Storage USA, Inc. Profit Sharing and 401(k) Plan

Dear Plan Participant:

As you may be aware, subject to shareholder approval, Storage USA will be acquired by Security Capital Group Incorporated. At the closing of the transaction, the Storage USA stock in your 401(k) account will be sold. This memo serves three purposes:

 o to inform you that, as a Storage USA shareholder, you will have the opportunity to vote your shares "for" or "against" the merger with Security Capital Group;

 o to provide you with an opportunity to allocate the proceeds from the sale of your Storage USA common stock to various investment options in your 401(k) account; and

 o to provide you with an opportunity to reallocate the investment options in your account, following the surrender of your Storage USA stock, as Storage USA stock will no longer be an investment option for your 401(k) account.

THE PROXY STATEMENT. As a holder of Storage USA stock, you will soon receive a proxy statement and related materials in the mail with instructions on how to vote those shares in your 401(k) account either "for" or "against" the transaction. Your vote will be tabulated along with the votes of other participants in the Plan holding Storage USA stock. The Plan trustee will cast your vote along will all others received that are attributable to shares held through the Plan. If you do not provide the trustee with voting instructions, your shares will not be voted.

The Proceeds. If the transaction is approved by Storage USA's shareholders, the shares of Storage USA stock held in your 401(k) account will be sold immediately after the closing date at the price of $42.50 per share plus a pro-rata portion of the quarterly dividend. Proceeds from the sale will be received by the trustee of the 401(k) Plan and then will be allocated back to your account. With respect to reinvesting the sale proceeds:

1) If you complete the attached Proceeds Reinvestment Form, Prudential will invest the proceeds in the funds you specify. Keep in mind that completing this form only applies to reinvesting the proceeds of the sale of the Storage USA stock held in your 401(k) account.

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2)   If you choose not to submit the Proceeds Reinvestment Form, Prudential will automatically invest the proceeds from the sale in the Prudential MoneyMart Assets Fund.

Reallocating Your Investment Options. As noted above, if and when the transaction closes, the Storage USA stock in your 401(k) account will be surrendered as of the closing of the transaction. At that time, you will no longer be able to allocate any of your employee and/or company matching contributions in your 401(k) account to Storage USA stock. As such, you will need to reallocate how those contributions should be invested in your account. You have the following options:

1. You may complete the attached Contribution Allocation Change Form and submit it to Human Resources. The "new" investment options you list on this form will be effective following the close of the merger and the sale of your Storage USA common stock.

2. You may contact Prudential on your own to advise them how you would like to reallocate your investment options following the transaction. You can reach a customer service representative at 1-800-562-8838 or by accessing Prudential's website at www.prudential.com/online/retirement. You will need your Personal Identification Number (PIN) to reallocate your investment options.

3. If you do not notify Prudential by the closing date of the transaction as to how to reallocate your investment options, Prudential will automatically take any percentage previously allocated to Storage USA common stock in your 401(k) account and allocate that amount to the Prudential MoneyMart Assets Fund.

Remember, although you can make allocation changes to your 401(k) account at any time you wish, the above information applies to changes that will only take effect after the closing of the transaction is complete.

If you have any questions regarding this procedure for handling the sale of Storage USA stock in your account, please contact your Employee Relations Manager as listed below.

   Eastern Division and Columbia Office   John Armistead   901-252-2079
   Central Division and Memphis Office    Amber DePriest   901-252-2009
   Western Division                       John Caldwell    901-252-2077

Note: The Company has filed preliminary proxy materials and a Schedule 13E-3 relating to the proposed acquisition with the Securities and Exchange Commission. Subject to the SEC's review process, the Company has established March 11, 2002, as the record date for a special meeting of shareholders to consider the proposed acquisition and will set the date for the shareholders' meeting and mail a definitive proxy statement to shareholders as soon as practicable. If completed, it is anticipated that the transaction will close in the Spring of 2002.

Investors in Storage USA should read the proxy statement and the Schedule 13E-3 carefully because they contain important information about the proposed transaction, the persons soliciting proxies related to the proposed transaction, their interests in the proposed transaction, and related matters. Investors may obtain free copies of the proxy statement, the Schedule 13E-3 and other documents filed by Storage USA at the Securities and Exchange Commission's Website at www.sec.gov. Free copies of the proxy statement and the Schedule 13E-3 are available to investors from Storage USA by directing such requests to the attention of Christopher P. Marr, Chief Financial Officer, Storage USA, Inc., 175 Toyota Plaza, Suite 700, Memphis, TN 38103. Storage USA, its directors, executive officers and certain other members of management and employees may solicit proxies from Storage USA's stockholders in favor of the proposed transaction. As of the date of this release, the officers and directors of Storage USA each beneficially own less than 1% of the outstanding common stock of Storage USA, with the exception that Mr. Jernigan beneficially owns approximately 2.6%.

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                STORAGE USA, INC. PROFIT SHARING AND 401(k) PLAN
          STORAGE USA COMMON STOCK CONTRIBUTION ALLOCATION CHANGE FORM

Instructions  This form may be used only for changing the future allocation of contributions from Storage USA common stock to one or more of the other eligible investment options in the Plan. The change requested will be effective after the closing date of the merger of Storage USA with Security Capital Group.
________________________________________________________________________________

About         Social Security Number             Daytime telephone Number
You
              ----------|-----|------------  -----------|-------|-------------

              First Name                 MI       Last Name

              ------------------------  ----  ----------------------------------
________________________________________________________________________________

Investment
Allocation    The changes you make on this form reflect how you want to have your allocation of contributions, which was directed to Storage
              USA common stock, directed after Storage USA common stock is no longer an eligible investment option. The choices you make below do not change any of your current contribution allocations which are being directed to investments in the Plan other than to Storage USA common stock. For any other changes to your current contribution allocations, you must either contact Prudential at 1-800-562-8838 or access Prudential's website.

              Example: Mary's current contributions are being invested 50% in Storage USA common stock and 50% in Growth Fund of America. Mary wishes to continue to have 50% of her contributions invested in Growth Fund of America and to change her allocation from Storage USA common stock to be invested 50% in PIMCO Total Return Bond Fund and 50 % in Prudential Stock Index Fund. Mary would choose the following:

              Storage USA Stock
              % Allocated To        Codes          Investment Options

                  __  | 5  | 0%       QZ        PIMCO Total Return Bond Fund
                  __  | 5  | 0%       KA        Prudential Stock Index Fund
________________________________________________________________________________


Your          ______________________________________
Choices
              I wish to change my contribution allocation from Storage USA common stock to the investments as indicated below.

              The percent allocated must be in at least 1% increments and the total must equal 100%.

              Storage USA Stock
              %  Allocated To     Codes  Investment Options

              ----|----|---- %     JJ    Davis NY Venture Fund

              ----|----|---- %     KT    EuroPacific Growth Fund

              ----|----|---- %     YM    Franklin California Growth Fund


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              ----|----|---- %     XE    Growth Fund of America

              ----|----|---- %     J3    John Hancock Small Cap Value Fund

              ----|----|---- %     QZ    PIMCO Total Return Bond Fund

              ----|----|---- %     H5    Prudential Active Balanced Fund

              ----|----|---- %     CY    Prudential MoneyMart Assets

              ----|----|---- %     KA    Prudential Stock Index Fund

              ----|----|---- %     BC    Van Kampen Real Estate Securities Fund

                1 |  0 |  0  %   Total

--------------------------------------------------------------------------------
Your           I direct the trustee to make changes in my contribution
Authorization  allocation from Storage USA common stock to the investment(s)
               options selected above. I understand that these changes will only affect my current allocation in Storage USA common stock.
               Any other investment allocations will remain as originally allocated.


Signature  ______________________________________             Date _____________

                STORAGE USA, INC. PROFIT SHARING AND 401(k) PLAN
            STORAGE USA COMMON STOCK SALE PROCEEDS REINVESTMENT FORM


Instructions This form may be used only for redirecting the investment of proceeds from the sale of Storage USA common stock to one or more of the other eligible investment options in the Plan. The change requested will be effective with receipt of proceeds on or after the closing date of the merger of Storage USA with Security Capital Group.
________________________________________________________________________________

About        Social Security Number       Daytime telephone Number
You
             -----------|----|---------   ------------|--------|----------

             First Name                      MI       Last Name

             ------------------------------ ---- ---------------------
________________________________________________________________________________

Investment   The changes you make on this form reflect how you want to invest
Allocation   the proceeds from the sale of Storage USA common stock in the plan.
             The choices you make below do not change any of your other investments in the Plan or your current contribution allocation to those investments. For any other changes to your current contribution allocations, you must either contact Prudential at 1-800-562-8838 or access Prudential's website.

             Example: Mary currently has 50% of her account invested in Storage USA common stock and 50% in Growth Fund of America. Mary is allocating her current contributions in this same manner. Mary wishes to have all of the proceeds of the sale of Storage USA common stock used to purchase PIMCO Total Return Bond Fund shares. Mary would choose the following:

             Storage USA Stock
             % Allocated To        Codes            Investment Options

             1 | 0 | 0 %            QZ           PIMCO Total Return Bond Fund
          ______________________________________________________________________

Your         I wish to invest the proceeds of the sale of my Storage USA common
Choices      stock in the Plan as indicated below. The percent allocated must be in at least 1% increments and the total must equal 100%.

             Storage USA Stock
             % Allocated To       Codes        Investment Options

             ----|----|---- %      JJ     Davis NY Venture Fund

             ----|----|---- %      KT     EuroPacific Growth Fund

             ----|----|---- %      YM     Franklin California Growth Fund

             ----|----|---- %      XE     Growth Fund of America


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             ----|----|---- %     J3      John Hancock Small Cap Value Fund

             ----|----|---- %     QZ      PIMCO Total Return Bond Fund

             ----|----|---- %     H5      Prudential Active Balanced Fund

             ----|----|---- %     CY      Prudential MoneyMart Assets

             ----|----|---- %     KA      Prudential Stock Index Fund

             ----|----|---- %     BC      Van Kampen Real Estate Securities Fund

               1 |  0 |  0 %     Total

--------------------------------------------------------------------------------
Your
Authorization I direct the trustee to make investment changes in my account from the proceeds of Storage USA common stock to the investment(s) selected above. I understand that these changes will only effect the proceeds from the sale of Storage USA common stock. Any other investments will remain as originally invested.



Signature__________________________                   Date______________________